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                                                                   Exhibit 99.46

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 FEBRUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-17

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    8.55755975             Class 2-A1 ....   $   38.56933765
                  ---------------                               ---------------
Class 1-A2 ....   $    8.55755999             Class 2-A2 ....   $   11.32147585
                  ---------------                               ---------------
Class 1-A3 ....   $    7.64749988             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    3.03720797
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    3.99763880
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-M .....   $    3.03720513
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B1 ....   $    3.03720513
                  ---------------                               ---------------
Class 1-M .....   $    0.64313249             Class 2-B2 ....   $    3.03721154
                  ---------------                               ---------------
Class 1-B1 ....   $    0.64313249             Class 2-B3 ....   $    3.03721154
                  ---------------                               ---------------
Class 1-B2 ....   $    0.64313209             Class 2-B4 ....   $    3.03717949
                  ---------------                               ---------------
Class 1-B3 ....   $    0.64312986             Class 2-B5 ....   $    3.03724536
                  ---------------                               ---------------
Class 1-B4 ....   $    0.64313333
                  ---------------
Class 1-B5 ....   $    0.64312439
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------

Class 1-RL ....   $    0.00000000
                  ---------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $    7.59334456             Class 2-A1 ....   $   24.61054204
                  ---------------                               ---------------
Class 1-A2 ....   $    7.59334477             Class 2-A2 ....   $    7.22407162
                  ---------------                               ---------------
Class 1-A3 ....   $    6.78582485             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    1.93799891
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    2.55083607
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------


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Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------
Class 1-RL ....   $    0.00000000
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.58601306           7.00000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.18451434           7.75000000%

                                         ---------------      ---------------
                    Class 1-A3 ....      $    4.89073110           6.10000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    2.32510163           2.90000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    5.83333333           7.00000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833354           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833333           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45833349           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45833300           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.31788923           0.39169280%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45437084           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45437084           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45437131           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45437292           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45436667           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45437560           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------      ---------------
                    Class 1-RL ....      $    0.00000000           7.75000000%
                                         ---------------      ---------------
                    Class 2-A1 ....      $    5.25308985           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    5.81019132           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166661           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166682           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.02388439           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.43536834           0.57060904%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.02388462           7.25000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.02388462           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.02387821           7.25000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.02387821           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.02391026           7.25000000%

                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.02388883           7.25000000%
                                         ---------------      ---------------

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     iii) The amount of servicing
          compensation received by the               Pool 1            Pool 2
          Company during the month                   ------            ------
          preceding the month of
          distribution: ...................         38,071.47         21,097.19
                                              ---------------   ---------------

(b)  The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal Balances:
          Number of Mortgage Loans: .......   $193,961,718.81   $100,431,255.93
                                              ---------------   ---------------

                                                          678               314
                                              ---------------   ---------------

     v)   The Class Certificate
          Principal Balance of each
          Class and the Certificate
          Principal Balance of a Single
          Certificate of each Class
          after giving effect to all
          distributions allocable to
          principal made on such
          Distribution Date and the
          allocation of Realized Losses
          (separately identified), if
          any, as of such Distribution
          Date:


                                            Aggregate               Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------

                    Class 1-A1 ....      $ 58,138,476.89               949.04
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 23,850,441.76               949.04
                                         ---------------      ---------------
                    Class 1-A3 ....      $ 39,257,086.13               954.46
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 39,257,086.13               954.46
                                         ---------------      ---------------
                    Class 1-A5 ....      $  7,290,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 16,400,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 18,000,000.00             1,000.00

                                         ---------------      ---------------
                    Class 1-A8 ....      $ 10,525,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A9 ....      $ 10,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-S .....      $193,961,718.81               968.60
                                         ---------------      ---------------
                    Class 1-M .....      $  3,000,224.31               998.74
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,000,224.31               998.74
                                         ---------------      ---------------
                    Class 1-B2 ....      $  2,200,231.08               998.74
                                         ---------------      ---------------
                    Class 1-B3 ....      $    899,867.55               998.74
                                         ---------------      ---------------
                    Class 1-B4 ....      $    599,245.87               998.74
                                         ---------------      ---------------
                    Class 1-B5 ....      $    800,920.91               998.74
                                         ---------------      ---------------
                    Class 1-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 1-RL ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A1 ....      $  9,885,308.56               830.91
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 28,314,235.55               950.37
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 28,633,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 22,054,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,479,997.26               994.02
                                         ---------------      ---------------
                    Class 2-S .....      $ 94,405,489.18               964.14
                                         ---------------      ---------------
                    Class 2-PO ....      $    187,874.88               991.89
                                         ---------------      ---------------
                    Class 2-M .....      $  1,550,670.53               994.02
                                         ---------------      ---------------
                    Class 2-B1 ....      $    775,335.27               994.02
                                         ---------------      ---------------
                    Class 2-B2 ....      $    620,268.21               994.02
                                         ---------------      ---------------
                    Class 2-B3 ....      $    310,134.10               994.02
                                         ---------------      ---------------
                    Class 2-B4 ....      $    155,067.06               994.02
                                         ---------------      ---------------
                    Class 2-B5 ....      $    465,364.51               994.02
                                         ---------------      ---------------

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     vi)  The following pertains to any             Pool 1         Pool 2
          real estate acquired on behalf            ------         ------

          of Certificateholders:
          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of
          Mortgage Loans included in the
          Principal Balance set forth
          above ...........................   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate
          Principal Balances of
          delinquent Mortgage Loans, as
          of the opening of business on
          the related Determination
          Date,

                                                     Loans     Principal Balance
                                                     -----     -----------------

          Pool 1...........................
          *(1) *30-59 days ................                 9   $  2,799,204.20
                                              ---------------   ---------------
           (2) 60-89 days .................                 0   $          0.00
                                              ---------------   ---------------
           (3) 90 days or more ............                 0   $          0.00
                                              ---------------   ---------------
           (4) in foreclosure .............                 0   $          0.00
                                              ---------------   ---------------

          Pool 2...........................
          *(1) 30-59 days .................                 5   $  2,069,577.46
                                              ---------------   ---------------
           (2) 60-89 days .................                 0   $          0.00
                                              ---------------   ---------------
           (3) 90 days or more ............                 0   $          0.00
                                              ---------------   ---------------
           (4) in foreclosure .............                 0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of
          modified Mortgage loans and
          Principal Balance:
          Pool 1 ..........................                 0   $          0.00

                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:

              Class 1-A3 Certificates: ..          6.100000%
                                            ---------------
              Class 1-A4 Certificates: ..          2.900000%
                                            ---------------
              Class 1-S Certificates: ...          0.391693%
                                            ---------------
              Class 2-S Certificates: ...          0.570609%
                                            ---------------

                                                     Pool 1          Pool 2
                                                     ------          ------

     xi)  Senior Percentage ...............       94.61216700%      96.15264500%
                                              ---------------   ---------------

     xii) Group I Senior Percentage........       84.08773100%      88.72953500%
                                              ---------------   ---------------

     xiii) Group II Senior Percentage......       10.52443600%       7.42311000%
                                              ---------------   ---------------

     xiv) Senior Prepayment Percentage.....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xv)  Group I Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------

    xvii) Group I Scheduled
          Distribution Percentage..........       94.61216700%              N/A
                                              ---------------   ---------------

   xviii) Group II Scheduled
          Distribution Percentage .........        0.00000000%              N/A
                                              ---------------   ---------------

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   xviv)  Junior Percentage ...............        5.38783300%       3.84735500%
                                              ---------------   ---------------

    xvx)  Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------


     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.